UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	March 15th, 2006

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

The Registrant continues to develop its MediaSentinelTM anti-piracy product to support the trend to HD format.  In collaboration with Home Planet Productions, the Registrant is conducting its first commercial test of SmartMarked HD video.  Home Planet Productions is providing HD content for the SmartMark test, and will also be SmartMarking in Standard Definition the recent documentary “Tibet: Cry of the Snow Lion,” currently in worldwide distribution.

A copy of the News Release dated March 15th, 2006 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated March 15th, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  March 16th, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

Exhibit 99.1

For Investor Relations Contact: Stephanie Soleas (877) 425-8347 usvo@blueskyir.com

USVO SMARTMARKS HIGH-DEFINITION VIDEO FOR ANTI-PIRACY

(Old Lyme, CT – March 15, 2006) – Media is transitioning to High-Definition (HD) content.  The availability and demand for HD content are on the rise with greater numbers of HD-ready televisions being sold and more content being broadcast in HD format. USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF) continues to develop its MediaSentinelTM anti-piracy product to support the trend to HD format. In collaboration with Home Planet Productions, USVO is conducting its first commercial test of SmartMarked HD video.

Home Planet Productions specializes in HD productions of digital cinema, documentaries and newsmagazines. During the past 20 years, the company’s clients have included virtually every major broadcast and cable network, including ABC, NBC and CBS network news, programs such as Today, Dateline, 60 Minutes, and documentary series on A&E, Discovery Channel, History Channel and Turner Broadcasting.  As a leader in the transition to HD production, Tom Piozet of Home Planet Productions is eager to apply SmartMarking as a proactive approach to protecting Home Planet Production’s rights as a distributor of a variety of media products. Home Planet Productions is providing HD content for the SmartMark test, and will also be SmartMarking in Standard Definition the recent documentary “Tibet: Cry of the Snow Lion,” currently in worldwide distribution.

“With both completed projects in distribution and stock footage available to license, Home Planet Productions is very interested in protecting our rights in a simple clear way. SmartMarks provide a way to enforce our licenses without complications. We look forward to helping develop the High Definition application with USVO” commented Tom Piozet, owner and director/cinematographer of Home Planet Productions.

“We are pleased to add Home Planet Productions to the list of companies which are embracing the ‘presumed innocent’ approach of SmartMarks to countering piracy,” said Ed Molina, CEO of USVO. “Distributors need to protect their property in a way that supports the consumer’s right to fair use, and is consistent with the traditions of respect for both owners and customers of media.”

In addition, USVO recently announced that it completed a major upgrade of its MediaSentinel anti-piracy watermarking workstation.  The new MS300 MediaSentinel Workstation was redesigned around a friendlier user interface, a fully automated SmartMarking process, and an enhanced system security architecture.

The list of companies which are utilizing USVO’s SmartMarks to protect their content continues to grow.  In addition to Home Planet Productions, other companies that are using SmartMarks include Doordarshan, India’s national public broadcaster and one of the world’s largest terrestrial television networks; DIC Entertainment, a leading children's media company that has distinguished itself by building one of the largest libraries of western-style animation with approximately 2,800 half-hours of renowned programming, including Trollz™, Inspector Gadget™, Strawberry Shortcake™, Sabrina™, Madeline™, Liberty's Kids™, Where On Earth Is Carmen Sandiego?™, Sonic The Hedgehog™, Super Mario Bros™, and  Care Bears™; and FilmMates Home Video Entertainment, which SmartMarked films for distribution to the U.S., Puerto Rico, Canada, and Japan.

MediaSentinel is of use in production and post-production houses, stock footage library houses, broadcasters and digital cinema markets.

About MediaSentinel™:

MediaSentinel is an anti-piracy device that embeds SmartMarks--invisible forensic information in every frame of video content--providing the proof courts need to protect intellectual property rights, indicting and convicting the individuals who steal the original material. Its use by producers and distributors of film and television content allows unprecedented, secure access to a wide range of distribution markets and methods which otherwise represent a significant piracy risk. MediaSentinel is available as a stand-alone workstation or on a pay-as-you-go basis through our certified Anti-Piracy Provider service network.

About USA Video Interactive Corp.:

USA Video Interactive Corp. (“USVO”) designs and markets technology for delivery of digital media. USVO developed its MediaSentinel™ and SmartMark™ digital watermarking technology to provide a robust means for producers and distributors to invisibly protect their content. USA Video Technology Corp., a wholly owned subsidiary of USVO, holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 – 5535; Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact Blue-Sky Solutions, LLC, Stephanie Soleas, (877) 425-8347, usvo@blueskyir.com

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaSentinel and SmartMark are trademarks of USA Video Interactive Corp. The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.